EXHIBIT A

                                      Fees

--------------------------------------------------------------------------------

Bishop Street Funds
                                                                      Maximum
Fund Name                                           Class               Fee
--------------------------------------------------------------------------------
Bishop Street Hawaii Municipal Bond Portfolio       Institutional      0.25%
                                                    Class A            0.25%
--------------------------------------------------------------------------------
Bishop Street High Grade Income Portfolio           Institutional      0.25%
--------------------------------------------------------------------------------
Bishop Street Strategic Growth Fund                 Institutional      0.25%
--------------------------------------------------------------------------------
Bishop Street Dividend Value Fund                   Institutional      0.25%
--------------------------------------------------------------------------------
Bishop Street Short-Duration Bond Fund              Institutional      0.10%
--------------------------------------------------------------------------------

The Advisors' Inner Circle Fund
                                                                      Maximum
Fund Name                                           Class               Fee
--------------------------------------------------------------------------------
AT Disciplined Equity Fund                          Investor           0.15%
--------------------------------------------------------------------------------
AT Income Opportunity Fund                          Investor           0.15%
--------------------------------------------------------------------------------
AT Mid Cap Equity Fund                              Investor           0.15%
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                            Investor           0.25%
--------------------------------------------------------------------------------
Cambiar International Equity Fund                   Investor           0.25%
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                              Investor           0.25%
--------------------------------------------------------------------------------
Cambiar Unconstrained Equity Fund                   Investor           0.25%
--------------------------------------------------------------------------------
Cambiar SMID Fund                                   Investor           0.25%
--------------------------------------------------------------------------------
Cambiar Global Select Fund                          Investor           0.25%
--------------------------------------------------------------------------------
Cambiar International Small Cap                     Institutional      0.25%
--------------------------------------------------------------------------------
CBRE Clarion Long Short Fund                        Institutional      0.10%
                                                    Investor           0.20%
--------------------------------------------------------------------------------
CBRE Clarion Global Infrastructure Value Fund       Institutional      0.10%
                                                    Investor           0.20%
--------------------------------------------------------------------------------
Cornerstone Advisors Core Plus Bond Fund            Institutional      0.05%
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund      Institutional      0.05%
--------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities Fund      Institutional      0.05%
--------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives Fund       Institutional      0.05%
--------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund               Institutional      0.05%
--------------------------------------------------------------------------------
Edgewood Growth Fund                                Retail             0.25%
--------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund                    Investor           0.25%
--------------------------------------------------------------------------------
Sands Capital Global Growth Fund                    Investor           0.25%

--------------------------------------------------------------------------------
THB MicroCap Fund                                  Investor            0.25%
--------------------------------------------------------------------------------
THB Small Cap Value Fund                           Investor            0.25%
--------------------------------------------------------------------------------
Westwood SmidCap Fund                              Institutional       0.20%
--------------------------------------------------------------------------------
Westwood SmidCap Plus Fund                         Institutional       0.20%
--------------------------------------------------------------------------------
Westwood SmallCap Value Fund                       Institutional       0.20%
--------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund             Institutional       0.15%
--------------------------------------------------------------------------------
Westwood Market Neutral Income Fund                Institutional       0.15%
--------------------------------------------------------------------------------
Westwood Income Opportunity Fund                   Institutional       0.15%
--------------------------------------------------------------------------------

The Advisors' Inner Circle Fund II
--------------------------------------------------------------------------------
                                                                    Maximum
Fund Name                                            Class            Fee
--------------------------------------------------------------------------------
Hancock Horizon Government Money Market Fund        Class A          0.25%
                                                    Instit'l
                                                    Sweep            0.25%
--------------------------------------------------------------------------------
Hancock Horizon Core Bond Fund                      Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Value Fund                          Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Growth Fund                         Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Burkenroad Small Cap                Class A          0.25%
                                                    Class D          0.25%
--------------------------------------------------------------------------------
Hancock Horizon U.S. Small Cap Fund                 Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Diversified International Fund      Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Quantitative Long/Short Fund        Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Louisiana Tax-Free Income Fund      Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Mississippi Tax-Free Income Fund    Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Diversified Income Fund             Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Dynamic Asset Allocation Fund       Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon International Small Cap Fund        Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
Hancock Horizon Microcap Fund                       Class A          0.25%
                                                    Class C          0.25%
--------------------------------------------------------------------------------
RQSI Small Cap Hedged Equity Fund                   Retail           0.25%
--------------------------------------------------------------------------------
Westfield Capital Large Cap Growth Fund             Investor         0.25%
--------------------------------------------------------------------------------
Westfield Capital Dividend Growth Fund              Investor         0.25%
--------------------------------------------------------------------------------
                                                    Retirement
LM Capital Opportunistic Bond Fund                  Class            0.15%
--------------------------------------------------------------------------------

                                                           Revised: May 17, 2016